UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

GameStop Corp.

(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051

(817) 424-2000

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

On June 4, 2020, GameStop Corp. (the “Company”) issued a press release announcing certain preliminary unaudited financial information for its fiscal quarter ended May 2, 2020 (the “Preliminary Results Release”). A copy of the Preliminary Results Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company makes reference to non-GAAP financial information in the press release. A reconciliation of these non-GAAP financial measures and other financial measures is provided in the Preliminary Results Release incorporated herein.

Item 7.01	Regulation FD Disclosures.

The information in this Item 7.01, including Exhibits 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

Exchange Offer Press Release

On June 4, 2020, the Company issued a press release announcing the launch of an offer to exchange (the “Exchange Offer”) any and all of its outstanding $414.6 million aggregate principal amount of 6.75% senior notes due 2021 (the “Existing Notes”) by eligible holders for up to $414.6 million of newly issued 10.00% senior secured notes due 2023 (the “New Notes”). The New Notes will be guaranteed on the same basis as the Existing Notes and will be secured by first-priority liens on most of the Company’s and the Guarantors’ assets other than the Company’s and the Guarantors’ credit card receivables, inventory, pledged deposit accounts and related assets (subject to certain exceptions, the “ABL Collateral”) and real property, and by second-priority liens on the ABL Collateral, in each case, subject to certain exceptions and permitted liens. Holders that validly tender and do not withdraw their Existing Notes prior to 5:00 pm New York City time on June 17, 2020 (the “Early Tender Date”) and that are accepted for exchange will receive $1,000 principal amount of New Notes for each $1,000 principal amount of Existing Notes and their related consent to amend the indenture for the Existing Notes. Holders of Existing Notes who validly tender their Existing Notes subsequent to the Early Tender Date and that are accepted for exchange will receive $950 principal amount of New Notes for each $1,000 principal amount of Existing Notes and their related consent validly tendered prior to 11:59 p.m. New York City time on July 1, 2020 (the “Expiration Date”). The Early Tender Date and/or the Expiration Date may be extended at the sole discretion of the Company and the consummation of the Exchange Offer following the Expiration Date is subject to customary conditions, including the requisite consents to amend the indenture for the Existing Notes.

The closing of the Exchange Offer is conditioned on, among other things, the satisfaction or waiver of certain conditions set forth in the offering memorandum of the Exchange Offer. A copy of the press release announcing the Exchange Offer is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Excerpts from Exchange Offer Offering Memorandum

The information contained in Exhibit 99.3 attached hereto and incorporated herein by reference is excerpted from an offering memorandum and consent solicitation statement, dated June 4, 2020 (the “Offering Memorandum”) that is being disseminated to certain eligible holders of Existing Notes in connection with the Exchange Offer.

This Current Report on Form 8-K (the “Current Report”), including the information incorporated by reference herein, is neither an offer to sell nor a solicitation of an offer to buy any of the Existing Notes or the New Notes, nor is the Exchange Offer being made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities, blue sky or other laws of any such jurisdiction.

Item 8.01	Other Events.

In light of recent developments including developments relating to the COVID-19 pandemic, the Company is amending and restating risk factors under the heading “Risks Related to Our Business” that were included in Item 1A. Risk Factors of its Annual Report on Form 10-K for the fiscal year ended February 1, 2020 (the “Form 10-K”) filed with the Securities and Exchange Commission on March 27, 2020. A copy of the amended and restated risk factors is attached hereto as Exhibit 99.4 and is incorporated herein by reference. The impact of the COVID-19 pandemic may also exacerbate risks discussed elsewhere in the Form 10-K.

Safe Harbor

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management’s current beliefs, views, estimates and expectations, including as to the Company’s industry, business strategy, goals and expectations concerning its market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information, including expectations as to future operating profit improvement. Such statements include without limitation those about the Company’s preliminary estimated financial results, expectations and other statements that are not historical facts. Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions and results may differ materially from those reflected or described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those reflected or described in the forward-looking statements: the results of the Exchange Offer; macroeconomic pressures, including the effects of COVID-19 on consumer spending; the impact of the COVID-19 pandemic on the Company’s business and financial results; the economic, social and political conditions or civil unrest in the U.S. and certain international markets; the cyclicality of the video game industry; the Company’s dependence on the timely delivery of new and innovative products from its vendors; the impact of technological advances in the video game industry and related changes in consumer behavior on the Company’s sales; the Company’s ability to keep pace with changing industry technology and consumer preferences; the impact of international crises and trade restrictions and tariffs on the delivery of the Company’s products; the Company’s ability to obtain favorable terms from its suppliers; the international nature of the Company’s business; the Company’s dependence on sales during the holiday selling season; fluctuations in the Company’s results of operations from quarter to quarter; the Company’s ability to de-densify its global store base; the Company’s ability to renew or enter into new leases on favorable terms; the competitive nature of the Company’s industry; the Company’s ability to attract and retain executive officers and key personnel; the adequacy of the Company’s management information systems; the Company’s reliance on centralized facilities for refurbishment of its pre-owned products; the Company’s ability to react to trends in pop culture with regard to its sales of collectibles and our dependence on licensed products for a substantial portion of such sales; the Company’s ability to maintain security of its customer, employee or company information; potential harm to the Company’s reputation; the Company’s ability to maintain effective control over financial reporting; the Company’s vendors’ ability to provide marketing and merchandise support at historical levels; restrictions on the Company’s ability to purchase and sell pre-owned video games; potential decrease in popularity of certain types of video games; changes in the Company’s global tax rate; potential future litigation and other legal proceedings; changes in accounting rules and regulations; and the Company’s ability to comply with federal, state, local and international law. Additional factors that could cause our results to differ materially from those reflected or described in the forward-looking statements can be found in GameStop’s Annual Report on Form 10-K for the fiscal year ended February 1, 2020 and the Company’s other filings made from time to time with the SEC and available at the SEC’s Internet site at http://www.sec.gov or http://investor.GameStop.com. Forward-looking statements contained in this Current Report speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by GameStop Corp., dated June 4, 2020.

99.2	Press Release issued by GameStop Corp., dated June 4, 2020.

99.3	Excerpts from Offering Memorandum.

99.4	Risk Factors Update.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: June 4, 2020	By:	/s/ James A. Bell
	Name:	James A. Bell
	Title:	Executive Vice President and Chief Financial Officer